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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  March 14, 2000
                                                  ----------------


                            Franklin Receivables LLC
              -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware               333-56869                  94-3301-790
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(State of Incorporation)  (Commission File Number)     (I.R.S. Employer
                                                       Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                84101
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(Address of Principal Executive Offices)      (Zip Code)


Registrant's Telephone Number, including area code (801) 238-6700

                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events
         ------------

         On or about March 29, 2000, Franklin Receivables LLC transferred approximately $123,002,883 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2000-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $76,000,000 due August 2003 and Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $47,002,000 due October 2007.


ITEM 7.  Financial Statements and Exhibits

         (a)       Financial Statements - Not Applicable

         (b)       Pro Forma Financial Information - Not Applicable

         (c)       Exhibits


Item 601(a) of Regulation S-K

Exhibit No.        Description
-----------        -----------
      23.1         Consent of Independent Accountants (PricewaterhouseCoopers
                   LLP) as to the consolidated financial statements of MBIA
                   Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption
                   "Experts" in the Prospectus Supplement dated as of March 14, 2000. Incorporated by reference to Form 8-K filed on March
                   14, 2000 with the SEC.
      23.2         Consent of Independent Accountants as to the balance sheet of the Trust.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RECEIVABLES LLC, by
                                    Franklin Capital Corporation as the Servicer

                                    /s/    Harold E. Miller
                                   ------------------------
                                    Name:  Harold E. Miller
                                    Title: President
March 14, 2000


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                                INDEX TO EXHIBITS


Exhibit No.       Description
----------        -----------
      23.1        Consent of Independent Accountants (PricewaterhouseCoopers
                  LLP) as to the consolidated financial statements of MBIA
                  Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of March 14, 2000.
                  Incorporated by reference to Form 8-K filed on March 14, 2000 with the SEC.

      23.2 Consent of Independent Accountants as to the balance sheet of the Trust.